Exhibit 10.4

Execution Version

PLEDGE AND SECURITY AGREEMENT

Dated as of August 1, 2019

by and among

THE GRANTORS REFERRED TO HEREIN

and

GOLDMAN SACHS BANK USA

as Collateral Agent

-ii-

SCHEDULE:
Schedule I	Pledged Collateral

EXHIBITS:

Exhibit A	Form of Perfection Certificate
Exhibit B	Form of Joinder
Exhibit C	Form of Short Form Intellectual Property Security Agreement

-iii-

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”) is entered into as of August 1, 2019, by and among EHL MERGER SUB, LLC, a Delaware limited liability company (the “Initial Borrower”) (which on the Closing Date shall be merged (the “Merger”) with and into ENSEMBLE RCM, LLC, a Delaware limited liability company with ENSEMBLE RCM, LLC surviving such merger as the “Borrower”), ENSEMBLE INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), certain Subsidiaries of the Borrower from time to time party hereto as Grantors and GOLDMAN SACHS BANK USA, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to that certain Credit Agreement, dated as of August 1, 2019 (as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Initial Borrower, Borrower, Holdings, Goldman Sachs Bank USA, as Administrative Agent, as Collateral Agent, as a Lender and as an Issuing Bank, the Lenders from time to time party thereto and each other party from time to time party thereto, the Lenders have agreed to provide credit facilities to the Borrower and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower;

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to Secured Hedge Agreements and Secured Cash Management Agreements; and

WHEREAS, it is a condition precedent to the Secured Parties’ obligation to make and maintain such extensions of credit that the Grantors shall have executed and delivered this Security Agreement to the Collateral Agent.

ACCORDINGLY, in order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Hedge Agreements and Secured Cash Management Agreements, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Terms Defined in Credit Agreement. All capitalized terms used herein (including terms used in the preamble and preliminary statements) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2 Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Security Agreement or the Credit Agreement are used herein as defined in the UCC (and if defined in more than one article of the UCC, the terms shall have the meaning specified in Article 9 thereof).

Section 1.3 Terms Generally. The rules of construction and other interpretive provisions specified in Sections 1.02, 1.05 and 1.06 of the Credit Agreement shall apply to this Security Agreement, including with respect to terms defined in the preamble and preliminary statements hereto.

Section 1.4 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and preliminary statements above, the following terms shall have the following meanings:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Account Debtor” means any Person obligated on an Account.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Borrower” means Ensemble RCM, LLC. Upon the consummation of any transaction permitted by Section 7.03(4) of the Credit Agreement, “Borrower” shall mean the Successor Borrower.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Agent” shall have the meaning set forth in the Preamble to this Security Agreement.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Control” shall have the meaning set forth in Article 8 of the UCC or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyright Office” means the United States Copyright Office of the Library of Congress.

“Copyrights” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in such copyrights, works protectable by copyright, copyright registrations, and applications to register copyright; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Electronic Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixture” shall have the meaning set forth in Article 9 of the UCC.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Grantors” means the Initial Grantors, each additional Subsidiary Party, Parent Company, Successor Borrower and Successor Holdings that becomes party to this Security Agreement after the Closing Date.

“Holdings” means Ensemble Intermediate LLC, a Delaware corporation. Upon consummation of any transaction permitted by Section 7.03(5) of the Credit Agreement, “Holdings” shall mean Successor Holdings.

“Indemnified Liabilities” shall have the meaning set forth in Section 7.17.

“Indemnitees” shall have the meaning set forth in Section 7.17.

“Initial Borrower” shall have the meaning set forth in the Preamble to this Security Agreement.

“Initial Grantors” means Holdings, the Initial Borrower, the Borrower and the Subsidiaries of the Borrower party to this Security Agreement as of the Closing Date.

“Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means, with respect to any Grantor, all material intellectual property and proprietary rights now owned or hereafter acquired by such Grantor, including Patents, Copyrights, Trademarks, Technology and all related documentation and registrations and all additions, improvements or accessions to any of the foregoing.

“Intellectual Property Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all written licensing agreements or similar arrangements to which such Grantor grants or obtains any right with respect to any (1) Patents, (2) Copyrights or (3) Trademarks or (4) any other Intellectual Property, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Intellectual Property Security Agreements” means agreements substantially in the form of the Form of Short Form Intellectual Property Security Agreement set forth in Exhibit C hereto.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Right” shall have the meaning set forth in Article 9 of the UCC.

“Patents” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions, designs and improvements described and claimed therein; (c) all reissues, reexaminations, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Perfection Certificate” means a certificate substantially in the form of Exhibit A completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each Grantor.

“Pledged Collateral” means, collectively, (a) all of the Equity Interests of Restricted Subsidiaries that are Material Subsidiaries held by the Borrower or any other Grantor (other than Equity Interests that are Excluded Assets) and all of the Equity Interests of the Borrower held by Holdings or any other Grantor, including in each case such Equity Interests not constituting Excluded Assets and described in Schedule I issued by the entities named therein, (b) each promissory note, Tangible Chattel Paper and Instrument evidencing Indebtedness for borrowed money (other than any intercompany Indebtedness) with a principal amount in excess of $10,000,000 (individually) owed to any Grantor (other than such promissory notes, Tangible Chattel Paper and Instruments that are Excluded Assets), including those not constituting Excluded Assets and described in Schedule I and issued by the entities named therein, in each case with respect to clause (a) and (b) above, as such Schedule may be amended from time to time by any Grantor or the Borrower and (c) the Intercompany Note.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money that are General Intangibles or that are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means “Obligations” as such term is defined in the Credit Agreement.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest constituting Collateral and any right to receive earnings on account of any Equity Interest constituting Collateral, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Subsidiary Party” means each Subsidiary that is party to this Security Agreement as of the Closing Date and each Subsidiary that becomes a party to this Security Agreement as a Subsidiary Party after the Closing Date in accordance with Section 7.11 herein.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Tangible Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Technology” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trade secrets, know how, technology (whether patented or not), rights in Software (including source code and object code), rights in data and databases, rights in Internet web sites, customer and supplier lists, proprietary information, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, together with (b) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future misappropriations or violations thereof; (c) all rights to sue for past, present, and future misappropriations or violations of the foregoing including the right to settle suits involving claims and demands for royalties owing; and (d) all rights corresponding to any of the foregoing throughout the world.

“Termination Date” means the date on which the Termination Conditions have been satisfied.

“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, domain names, trade dress and other identifiers of source or goodwill, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements, dilutions or violations thereof; (d) all rights to sue for past, present, and future infringements, dilutions or violations of the foregoing including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, and to secure the prompt and complete payment and performance of all Secured Obligations, a security interest in all of its right, title and interest in, to and under all of the following property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which are collectively referred to as the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(c) all Intellectual Property, Intellectual Property Licenses and Technology;

(d) all Documents;

(e) all Equipment;

(f) all Fixtures;

(g) all General Intangibles;

(h) all Goods;

(i) all Instruments;

(j) all Inventory;

(k) all Investment Property;

(l) all Pledged Collateral;

(m) all Letter-of-Credit Rights and Supporting Obligations;

(n) all Deposit Accounts;

(o) all Commercial Tort Claims as specified from time to time in Schedule 7 of the Perfection Certificate;

(p) all cash or other property deposited with the Collateral Agent or any Lender or any Affiliate of the Collateral Agent or any Lender or which the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Security Agreement or any of the Loan Documents, including amounts on deposit in any Cash Collateral Account;

(q) all information contained in books, records, files, correspondence, computer programs, tapes, disks and related data processing software identifying or pertaining to any of the foregoing or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof; and

(r) any and all accessions to, substitutions for and replacements, products and cash and non-cash proceeds (including Stock Rights) of the foregoing (including any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, Chattel Paper, security agreements and other documents.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Collateral” include, or the security interest attach to any Excluded Asset.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantors, jointly and severally, represent and warrant to the Collateral Agent, for the benefit of the Secured Parties, that:

Section 3.1 Title, Perfection and Priority.

(a) Each Grantor has good and valid rights in, or the power to transfer, the Collateral in which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e) and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. This Security Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid security interest in the Collateral granted by each Grantor. No material consent or approval of, registration or filing with, or any other action by any Governmental Authority is required for the grant of the security interest pursuant to this Security Agreement, except (i) such as have been obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement), (ii) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Subject to the limitations set forth in clause (c) of this Section 3.1 and to the Collateral and Guarantee Requirement, the security interests granted pursuant to this Security Agreement (i) will constitute valid perfected security interests in the Collateral in favor of the Collateral Agent, on behalf of and for the benefit of the Secured Parties, to secure the prompt and complete payment and performance of all Secured Obligations, upon (A) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code of any jurisdiction, the filing of financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices as set forth in the Perfection Certificate, (B) in the case of Instruments, Tangible Chattel Paper and certificated Securities, the delivery thereof to the Collateral Agent (or its non-fiduciary agent or designee) and to the extent a security interest in such Collateral may be perfected by filing a financing statement under the Uniform Commercial Code, the earlier of such date of delivery and the filing of the financing statements referred to in clause (A) and (C) in the case of Collateral constituting United States federal registered or applied-for Intellectual Property and Intellectual Property Licenses pursuant to which any Grantor is granted an exclusive license to one or more registered United States Copyrights that are identified in such Intellectual Property Licenses, the filing of the financing statements referred to in clause (A) and the completion of the filing and recording of fully executed Intellectual Property Security Agreements (x) in the USPTO or (y) in the Copyright Office, as applicable, and (ii) are prior to all other Liens on the Collateral other than Liens permitted under Section 4.1(e) having priority over the Collateral Agent’s Lien either by operation of law or otherwise.

(c) Notwithstanding anything to the contrary herein, subject to Section 7.11 with respect to any Parent Company or Restricted Subsidiary organized in a foreign jurisdiction, no Grantor shall be required to perfect the security interests created hereby by any means other than (i) filings pursuant to the Uniform Commercial Code of any applicable jurisdiction, (ii) filing and recording fully executed Intellectual Property Security Agreements (x) in the USPTO or (y) in the Copyright Office, as applicable, (iii) in the case of Collateral that constitutes Tangible Chattel Paper, Instruments or certificated Securities, in each case, to the extent included in the Collateral and required by Section 4.3 herein, delivery to the Collateral Agent to be held in its possession in the United States, and (iv) in the case of Collateral that consists of Commercial Tort Claims, taking the actions specified in Section 4.6. No Grantor shall be required to (x) grant the Collateral Agent perfection through control agreements or perfection by Control with respect to any Collateral (other than in respect of Pledged Collateral) or (y) take any actions under any laws outside of the United States to grant, perfect or provide for the enforcement of any security interest (including any Intellectual Property registered in any non-U.S. jurisdiction) (it being understood that there shall be no security agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction). Notwithstanding anything herein (including this Section 3.1 and subject to Section 7.11 with respect to any Parent Company or Restricted Subsidiary organized in a foreign jurisdiction), no Grantor makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Collateral Agent or any Secured Party with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required pursuant to Section 6.13 or 4.01(1)(c) of the Credit Agreement, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date pursuant to Section 4.01(1)(c) of the Credit Agreement.

Section 3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of each Grantor, its jurisdiction of organization, the organizational number issued to it by its jurisdiction of organization and its federal employer identification number, in each case as of the Closing Date and to the extent applicable, are set forth in the Perfection Certificate.

Section 3.3 Principal Location. Each Grantor’s location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), in each case as of the Closing Date, is disclosed in the Perfection Certificate.

Section 3.4 [Reserved].

Section 3.5 Exact Names. As of the Closing Date, the name of each Grantor set forth in Schedule 1(a) of the Perfection Certificate is the exact name of such Grantor as it appears in such Grantor’s certificate of organization or like document, as amended, as filed with such Grantor’s jurisdiction of organization. No Grantor has, during the five years immediately preceding the Closing Date, been known by or used any other corporate, trade or fictitious name, or been a party to any merger or consolidation, except as disclosed in the Perfection Certificate.

Section 3.6 Chattel Paper. Schedule I hereto lists all Tangible Chattel Paper with a stated amount in excess of $10,000,000 of each Grantor as of the Closing Date.

Section 3.7 Intellectual Property. As of the Closing Date, Schedule 6 of the Perfection Certificate sets forth a true and accurate list of: (a) all United States registrations of and applications for Patent, Trademark and Copyright constituting Collateral owned by any Grantor that are registered or applied-for in the USPTO or United States Copyright Office, and (b) all Intellectual Property Licenses constituting Collateral pursuant to which any Grantor is granted an exclusive license to one or more registered United States Copyrights that are identified in such Intellectual Property Licenses.

Section 3.8 No Financing Statements or Security Agreements. As of the Closing Date, no Grantor has filed or consented to the filing of any financing statement or security agreement naming a Grantor as debtor and describing all or any portion of the Collateral that has not lapsed or been terminated except (a) for financing statements or security agreements naming the Collateral Agent, on behalf of the Secured Parties, as the secured party and (b) as permitted by Section 4.1(e) and 4.1(f).

Section 3.9 Pledged Collateral.

(a) Schedule I hereto sets forth a complete and accurate list, as of the Closing Date, of all of the Pledged Collateral (other than the Intercompany Note) and, with respect to any Pledged Collateral constituting any Equity Interest, the percentage of the total issued and outstanding Equity Interests of the issuer represented thereby. As of the Closing Date, each Grantor is the legal and beneficial owner of the Pledged Collateral listed on Schedule I as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral

Agent, for the benefit of the Secured Parties, hereunder and Liens permitted under Section 7.01 of the Credit Agreement. Each Grantor further represents and warrants that, as of the Closing Date, (i) all Pledged Collateral constituting an Equity Interest issued by a Grantor or a wholly owned Subsidiary of a Grantor has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and (if applicable) non-assessable, (ii) with respect to any certificates delivered to the Collateral Agent (or its non-fiduciary agent or designee) representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Collateral Agent so that the Collateral Agent (or its non-fiduciary agent or designee) may take steps to perfect its security interest therein as a General Intangible and (iii) to the best of its knowledge, any Pledged Collateral that represents Indebtedness owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer, subject to applicable Debtor Relief Laws and general principles of equity, and such issuer is not in default thereunder.

(b) As of the Closing Date, (i) none of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject and (ii) except for restrictions and limitations imposed or permitted by the Loan Documents or securities laws generally, none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder.

(c) Except as set forth on Schedule I, and except for any Indebtedness represented by the Intercompany Note, as of the Closing Date, none of the Pledged Collateral which represents Indebtedness owed to a Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

Section 3.10 Commercial Tort Claims. As of the Closing Date, no Grantor holds any Commercial Tort Claims having a value in excess of $10,000,000 for which such Grantor has filed a complaint in a court of competent jurisdiction, except as indicated in Schedule 7 of the Perfection Certificate.

Section 3.11 Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the Closing Date.

ARTICLE IV

COVENANTS

From the Closing Date, and thereafter until the Termination Date, each Grantor agrees that:

Section 4.1 General.

(a) Collateral Records. Each Grantor will maintain complete and accurate books and records in accordance with the requirements of Section 6.09 of the Credit Agreement.

(b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes the Collateral Agent to file, and if requested will deliver to the Collateral Agent, all financing statements (including fixture filings, amendments and continuations) and other documents and take such other actions as may from time to time be reasonably requested by the Collateral Agent in order to maintain a perfected security interest in and, if applicable, Control of, the Collateral to the extent required by Section 3.1. Any financing statement filed by the Collateral Agent may be filed in any filing office in any applicable Uniform Commercial Code jurisdiction and may (i) describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including, if applicable, (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and (B) in the case of a financing statement filed as a Fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to the Collateral Agent promptly upon reasonable request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendment thereto if filed prior to the date hereof.

(c) Further Assurances. Each Grantor will, if reasonably requested by the Collateral Agent:

(i) take or cause to be taken such further actions in accordance with Section 6.13 of the Credit Agreement;

(ii) subject to the Collateral and Guarantee Requirement, and in accordance with Sections 6.11 and 6.13 of the Credit Agreement, take such other actions as the Collateral Agent reasonably deems appropriate under applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Security Agreement; and

(iii) defend the security interests created hereby and priority thereof against the claims and demands not expressly permitted by the Loan Documents of all Persons whomsoever.

(d) Disposition of Collateral. No Grantor will sell, lease, transfer or otherwise dispose of the Collateral except for sales, leases, transfers and other dispositions specifically permitted under Section 7.04 of the Credit Agreement.

(e) Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral except (i) the Liens created by this Security Agreement, and (ii) Liens permitted by Section 7.01 of the Credit Agreement.

(f) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to cover security interests as permitted by Section 4.1(e).

(g) Change of Name, Etc. Each Grantor agrees to promptly furnish to the Collateral Agent (and in any event within sixty (60) days of such change or such longer period as the Collateral Agent may agree) written notice of any change in: (i) such Grantor’s legal name; (ii) the location of such Grantor’s chief executive office or its principal place of business; (iii) such Grantor’s organizational legal entity designation or jurisdiction of incorporation or formation; or (iv) such Grantor’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of incorporation or formation, solely to the extent required in order for the Collateral Agent to maintain perfection of the Lien created by this Security Agreement.

(h) Exercise of Duties. Anything herein to the contrary notwithstanding, (a) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (b) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.2 Delivery of Pledged Collateral.

(a) Each Grantor will promptly deliver to the Collateral Agent (or its non-fiduciary agent or designee) upon execution of this Security Agreement all certificates or instruments, if any, representing or evidencing the Pledged Collateral (other than checks received in the ordinary course of business) required to be delivered on the Closing Date in accordance with Section 4.01(1)(c) of the Credit Agreement, together with duly executed instruments of transfer or assignments in blank.

(b) Each Grantor will deliver to the Collateral Agent (or its non-fiduciary agent or designee) within sixty (60) days after receipt thereof by such Grantor (or such longer period as the Collateral Agent may agree), all certificates or instruments, if any, representing or evidencing Pledged Collateral acquired after the date hereof (other than checks received in the ordinary course of business), together with duly executed instruments of transfer or assignments in blank.

Section 4.3 Uncertificated Pledged Collateral. Unless otherwise consented to by the Collateral Agent, Equity Interests required to be pledged hereunder in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the organizational documents of such entity, the applicable Grantor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the UCC:

“The [partnership/limited liability company] hereby irrevocably elects that all [partnership/membership] interests in the [partnership/limited liability company] shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [partnership/membership] interests in the [partnership/limited liability company] shall bear the following legend: ‘This certificate evidences an interest in [name of [partnership/limited liability company]] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.’ No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

or (ii) not be represented by a certificate and the applicable Grantor shall cause the issuer of such interests not to have elected to treat such interests as a “security” within the meaning of Article 8 of the UCC.

Section 4.4 Pledged Collateral.

(a) Registration in Nominee Name; Denominations. The Collateral Agent (or its non-fiduciary agent or designee), on behalf of the Secured Parties, shall hold certificated Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Following the occurrence and during the continuance of an Event of Default, each Grantor will promptly give to the Collateral Agent (or its non-fiduciary agent or designee) copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor. Following the occurrence and during the continuance of an Event of Default and after giving at least three (3) Business Days prior written notice to the applicable Grantor, the Collateral Agent (or its non-fiduciary agent or designee) shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement.

(b) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not in conflict with this Security Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote or other right shall be exercised or action taken that would reasonably be expected to have the effect of materially and adversely impairing the rights of the Collateral Agent in respect of the Pledged Collateral (except as expressly permitted under the terms and conditions of the Credit Agreement). So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will at the sole cost and expense of the Grantors execute and deliver (or cause to be executed and delivered to such Grantor) all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise such voting or other rights that it is entitled to exercise pursuant to this Section 4.4(b), in each case as specified in such request and in form and substance reasonably satisfactory to the Collateral Agent and such Grantor.

(ii) Each Grantor will permit the Collateral Agent (or its non-fiduciary agent or designee) at any time after the occurrence and during the continuance of an Event of Default, after giving at least three (3) Business Days’ prior written notice to the applicable Grantor, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof; provided, that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(iii) So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent (or its non-fiduciary agent or designee) in the same form as so received (with any necessary endorsement or instrument of assignment). Upon the occurrence and during the continuance of an Event of Default, and at least three (3) Business Days’ prior written notice to the Grantors from the Collateral Agent of its intent to exercise remedies, all rights of each Grantor to receive dividends, interest, principal or other distributions which it would otherwise be authorized to receive and retain pursuant to preceding sentence shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral and such dividends, interest, principal or other distributions. All such dividends, interest, principal or other distributions which are received by any Grantor contrary to the provisions of this Section 4.4(b)(iii) shall be received for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(iv) Each Pledgor shall, at its sole cost and expense, from time to time following the occurrence and during the continuance of an Event of Default, subject to the notice requirements herein, execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise and to receive all dividends, interest, principal or other distributions which it may be entitled to receive.

Section 4.5 Intellectual Property.

(a) Upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, each Grantor will use commercially reasonable efforts to obtain all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Collateral Agent of any Intellectual Property License held by such Grantor in order to enforce the security interests granted hereunder.

(b) Each Grantor shall in its reasonable business judgment notify the Collateral Agent promptly if it knows or reasonably expects that any application or registration of any Patent, Trademark or Copyright (now or hereafter existing) included in the Collateral and material to the conduct of such Grantor’s business may become abandoned or dedicated to the public, or of any material adverse determination regarding such Grantor’s ownership of any such registered Patent, Trademark or Copyright, or to keep and maintain the same.

(c) In the event that any Grantor, either directly or through any agent or designee, files an application for the registration of (or otherwise becomes the owner of) any material Patent, Trademark or Copyright with the USPTO or the Copyright Office or acquires any registration or application for registration of any material United States Patent, Trademark or Copyright, such Grantor will, concurrently with the delivery of the Compliance Certificate with respect to financial statements pursuant to Sections 6.01(1) and 6.01(2) of the Credit Agreement, provide the Collateral Agent written notice thereof, and such Grantor shall promptly execute and deliver to the Collateral Agent the appropriate supplemental Intellectual Property Security Agreements or other instruments as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such material United States Patent, Trademark (other than “intent-to-use” trademark applications prior to the accepted filing of a “Statement of Use” or “Amendment to Allege Use”) or Copyright of such Grantor relating thereto or represented thereby, and promptly file the same with the USPTO or United States Copyright Office, as applicable.

(d) Except to the extent permitted by Section 4.5(e) below, each Grantor shall take all reasonable and necessary actions or other actions reasonably requested by the Collateral Agent to maintain each of the registered United States Patents, Trademarks and Copyrights (now or hereafter existing) included in the Collateral that are material to the conduct of such Grantor’s business, except in cases where (y) the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) in the ordinary course of business consistent with past practice, such Grantor reasonably decides to abandon, allow to lapse or expire any Patent, Trademark or Copyright.

(e) Nothing in this Security Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue, or otherwise allowing to lapse, terminate or put into the public domain, any of its Collateral constituting Intellectual Property to the extent permitted by the Credit Agreement.

(f) Each Grantor shall, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of its business, promptly notify the Collateral Agent and shall, if consistent with reasonable business judgment, promptly sue for infringement, misappropriation or dilution of any material Patent, Trademark or Copyright and to recover any and all damages for such infringement, misappropriation or dilution, or shall take such other actions as are appropriate under the circumstances in its reasonable business judgment to protect such Patent, Trademark or Copyright.

Section 4.6 Commercial Tort Claims. Each Grantor shall notify the Collateral Agent of any Commercial Tort Claims for which such Grantor has filed complaint(s) in court(s) of competent jurisdiction within 60 days of such filing and, unless the Collateral Agent otherwise consents, such Grantor shall update Schedule 7 of the Perfection Certificate, thereby granting to the Collateral Agent a security interest in such Commercial Tort Claim(s). The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim does not exceed $10,000,000 held by each Grantor or to the extent such Grantor shall have previously notified the Collateral Agent with respect to any previously held or acquired Commercial Tort Claim.

ARTICLE V

REMEDIES

Section 5.1 Remedies. Upon the occurrence and during the continuance of an Event of Default and after written notice by the Collateral Agent of its intent to do so:

(a) the Collateral Agent may (and at the direction of the Required Lenders, shall) exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement or any other Loan Document provided that this Section 5.1(a) shall not be understood to limit any rights available to the Collateral Agent and the Secured Parties under the Loan Documents prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable Law (including, without limitation, any Law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any control or similar agreement and take any action provided therein with respect to the applicable Collateral;

(iv) enter the premises of any Grantor where any Collateral is located (through self-help, and without judicial process) to, subject to the mandatory requirements of applicable Law, collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; provided that the Collateral Agent will provide the applicable Grantor with notice thereof prior to or promptly upon such occupancy; and

(v) subject to the notice requirements set forth in Section 4.4, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

(b) Each Grantor acknowledges and agrees that the compliance by the Collateral Agent, on behalf of the Secured Parties, with any applicable state or federal Law requirements in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Collateral Agent shall have the right upon any public sale or sales and, to the extent permitted by Law, upon any private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d) Until the Collateral Agent is able to effect a sale, lease, transfer or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and Secured Parties) with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, neither the Collateral Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities Laws, even if any Grantor and the issuer would agree to do so (it being acknowledged and agreed that no Grantor shall have any obligation hereunder to do so).

Section 5.2 Grantors’ Obligations Upon Default. Upon the written request of the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Collateral Agent, whether at such Grantor’s premises or elsewhere; and

(b) permit the Collateral Agent, by the Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.3 Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent to exercise the rights and remedies under this Article V upon the occurrence and during the continuance of an Event of Default, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, a nonexclusive (exercisable without payment of royalty or other compensation to such Grantor, irrevocable (until termination of this Security Agreement) license to use or sublicense any Intellectual Property and Intellectual Property License now owned or hereafter acquired by such Grantor and included in the Collateral, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, (i) that any such licenses granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks; (ii) that any such licenses granted hereunder with regard to trade secrets shall be subject to the requirement that the secret status of trade secrets be maintained and reasonable steps are taken to ensure that they are maintained; and (iii) that the Collateral Agent shall have no greater rights than those of any such Grantor under any such license granted hereunder; and (b) as to the rights of the Grantors themselves, and subject to the rights of any third party at Law, in equity, or pursuant to any license agreement entered into by a Grantor, each Grantor agrees that, at any time and from time to time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may sell or license such Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell Inventory which bears any Trademark included in the Collateral owned by or licensed to any Grantor and any Inventory that is covered by any intellectual property interest owned by or licensed to such Grantor and the Collateral Agent may finish any work in process and affix any such relevant Trademark owned by or licensed to any Grantor thereto and sell such Inventory as provided herein; provided, however, that all goodwill arising from any such use of any such Trademark shall inure to the benefit of the Grantor. The use of the license granted pursuant to clause (a) of the preceding sentence by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any permitted license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 6.1 Account Verification. The Grantors acknowledge that after the occurrence and during the continuance of an Event of Default after prior written notice to the relevant Grantor of its intent to do so, the Collateral Agent may in its own name, or in the name of such Grantor, communicate with the Account Debtors of such Grantor to verify with such Persons the existence, amount and terms of, and any other matter reasonably relating to, the Accounts owing by such Account Debtor to such Grantor (including any Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral relating to such Accounts).

Section 6.2 Authorization for Secured Party to Take Certain Action.

(a) Each Grantor hereby (i) authorizes the Collateral Agent, at any time and from time to time in the sole discretion of the Collateral Agent (1) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, including, without limitation, to file financing statements permitted under Section 4.1(b) and (2) to file amendments of a financing statement (which would not, without the Borrower’s prior written consent, add new collateral or add a debtor) in such offices as the Collateral Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, including, without limitation, to file financing statements permitted under Section 4.1(b) and (ii) appoints, effective upon the occurrence and during the continuance of an Event of Default, the Collateral Agent as its attorney in fact (1) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted by Section 7.01 of the Credit Agreement), (2) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided herein or in the Credit Agreement or any other Loan Document, (3) to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or any Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (4) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (5) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (6) to settle, adjust, compromise, extend or renew the Receivables, (7) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (8) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (9) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, and (10) to use information contained in any data processing, electronic or information systems relating to Collateral; and each Grantor agrees to reimburse the Collateral Agent for any reasonable payment made or any reasonable documented expense incurred by the Collateral Agent in connection with any of the foregoing, in accordance with, and solely to the extent required by, the provisions Section 10.04 of the Credit Agreement; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, under this Section 6.2 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

Section 6.3 PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS, EFFECTIVE UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND SUBJECT TO THE NOTICE REQUIREMENTS IN SECTION 4.4 ABOVE, THE COLLATERAL AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL IN ACCORDANCE WITH SECTION 4.4(b)(i), WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS

PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON AT LEAST THREE (3) BUSINESS DAYS’ PRIOR WRITTEN NOTICE BY THE COLLATERAL AGENT TO THE APPLICABLE GRANTOR AT ANY TIME AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 6.4 NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.12. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable Law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable Law, each Grantor waives all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral (after the occurrence of and during the continuance of an Event of Default), except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any

Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral (after the occurrence of and during the continuance of an Event of Default), made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable Law) of any kind in connection with this Security Agreement or any Collateral.

Section 7.2 Limitation on Agent’s and Secured Party’s Duty with Respect to the Collateral. The Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent, nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable Law imposes duties on the Collateral Agent to exercise remedies, after the occurrence and during the continuance of an Event of Default, in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as a Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements at the Grantors’ cost to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral, after the occurrence and during the continuance of an Event of Default, and that other actions or omissions by the Collateral

Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable Law in the absence of this Section 7.2.

Section 7.3 Compromises and Collection of Collateral. Each Grantor and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

Section 7.4 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, following the occurrence and during the continuance of an Event of Default, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under this Security Agreement and such Grantor shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 7.4 in accordance with Section 10.04 of the Credit Agreement. Each Grantor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable in accordance with Section 10.04 of the Credit Agreement.

Section 7.5 No Waiver; Amendments; Cumulative Remedies. No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or consent to any departure by any Secured Party therefrom shall in any event be effective unless in writing signed by the Collateral Agent with the concurrence or at the direction of the Lenders required under Section 10.01 of the Credit Agreement (if any), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent, Holdings, the Borrower and the other Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 7.6 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of Law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

Section 7.7 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7.8 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, the Collateral Agent and the Secured Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement). Except as provided in Section 10.07 of the Credit Agreement, no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

Section 7.9 Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Section 7.10 Expenses. Solely to the extent required by Section 10.04 of the Credit Agreement, each Grantor jointly and severally agrees to reimburse the Collateral Agent for any and all reasonable and documented out-of-pocket expenses paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral. Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

Section 7.11 Additional Grantors. Pursuant to and in accordance with Section 6.11 of the Credit Agreement, each Grantor shall cause (i) each wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary) formed or acquired or designated as a Restricted Subsidiary after the date of this Security Agreement in accordance with the terms of the Credit Agreement and (ii) any wholly owned Material Domestic Subsidiary that was an Excluded Subsidiary but has ceased to be an Excluded Subsidiary and is continuing as a Restricted Subsidiary, to enter into this Security Agreement as a Subsidiary Party within sixty (60) days after such formation, acquisition or designation (or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion); for the avoidance of doubt, subject to the terms of the Credit Agreement, the Borrower may, in its sole discretion, cause any Parent Company or Restricted Subsidiary that is not required to join this Security Agreement to execute an instrument in substantially the form of Exhibit B hereto provided that in the case of any Parent Company or Restricted Subsidiary organized in a foreign jurisdiction, (i) the Administrative Agent shall be reasonably satisfied with the jurisdiction of organization of such Parent Company or Restricted Subsidiary, (ii) the Administrative Agent shall have received at least two (2) Business Days prior to the effectiveness of such joinder all documentation and other information in respect of such Guarantor required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (iii) such Subsidiary shall guarantee the Obligations and grant a perfected lien on substantially all of its assets pursuant to arrangements reasonably agreed between the Administrative Agent and the Borrower, subject to customary limitations in such jurisdiction as may be reasonably agreed between the Administrative Agent and the Borrower, nothing in the definition of “Excluded Assets” or other limitations in this Security Agreement shall in any way limit or restrict the pledge of assets and property by any such Parent Company organized in a foreign jurisdiction or Foreign Subsidiary that is a Grantor or the pledge of the Equity Interests of such Foreign Subsidiary by any other Loan Party that holds such Equity Interests. Upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in substantially the form of Exhibit B hereto, such Subsidiary shall become a Subsidiary Party and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Party and Grantor herein. Upon execution and delivery by the Collateral Agent and a Parent Company of an instrument in substantially the form of Exhibit B hereto, such Parent Company shall be a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. In the event a Successor Borrower or Successor Holdings is required pursuant to Section 7.03 of the Credit Agreement to enter into this Security Agreement, upon execution of an instrument substantially in the form of Exhibit B or such other form reasonably satisfactory to the Collateral Agent, such Successor Borrower or Successor Holdings shall be a Grantor and shall succeed to, be substituted for, and assume all of the obligations of the Borrower or Holdings, respectively. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Security Agreement.

Section 7.12 Termination or Release.

(a) This Security Agreement shall continue in effect until, and shall terminate on, the Termination Date.

(b) A Grantor shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Grantor shall be automatically released in the circumstances set forth in Section 9.12 and Section 10.24 of the Credit Agreement, including, with respect to any Subsidiary Party, as a result of any transaction permitted under the Credit Agreement pursuant to which such Subsidiary Party ceases to be a Subsidiary of the Borrower.

(c) Upon any sale, transfer or other disposition by any Grantor of any Collateral that is permitted under Section 4.1(d) to any Person that is not a Loan Party, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral as set forth in Section 9.12 or Section 10.24 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) The security interests granted hereunder on any Collateral, to the extent such Collateral is comprised of property leased to a Grantor, shall be automatically released upon termination or expiration of such lease, pursuant to Section 9.12 or Section 10.24 of the Credit Agreement.

(e) The security interest in any Collateral shall be automatically released in any circumstance set forth in Section 9.12 or Section 10.24 of the Credit Agreement or upon any release of the Lien on such Collateral in accordance with Section 9.12 or Section 10.24 of the Credit Agreement.

(f) In connection with any termination or release pursuant to Section 7.12(a), (b), (c), (d), or (e), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 7.12 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 7.10, the Borrower shall reimburse (or cause to be reimbursed) the Collateral Agent in accordance with Section 10.04 of the Credit Agreement for all reasonable and documented out-of-pocket costs and expenses(excluding fees and expenses of third party consultants), including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.12.

Section 7.13 Entire Agreement. This Security Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between each Grantor and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings, oral or written, between any Grantor and the Collateral Agent relating to the Collateral.

Section 7.14 GOVERNING LAW, ETC.

(a) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) CONSENT TO JURISDICTION. EACH GRANTOR, THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT AND SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) VENUE. EACH GRANTOR, THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 7.14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 7.15 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR

ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15.

Section 7.16 Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.1. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.17 Indemnity. Without duplication of any amounts paid by the Borrower pursuant to Section 10.05 of the Credit Agreement, each Grantor hereby agrees to indemnify and hold harmless the Collateral Agent, the other Agents, the other Secured Parties, and their respective Related Persons (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities or expenses (including Attorney Costs, Environmental Claims and Environmental Liabilities) to which any such Indemnitee may become subject arising out of, resulting from or in connection with (but limited, in the case of legal fees and expenses, to the Attorney Costs of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, a single local counsel for all Indemnitees taken as a whole in each relevant material jurisdiction (which may be a single local counsel acting in multiple jurisdictions), and solely in the case of a conflict of interest, one additional counsel in each relevant material jurisdiction to each group of affected Indemnitees similarly situated taken as a whole) any actual or threatened claim, litigation, investigation or proceeding relating to this Security Agreement or to the execution, delivery, enforcement, performance and administration of this Security Agreement and the other Loan Documents, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation, investigation or proceeding), and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations under any Loan Document by such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under any Loan Document and other than any claims arising out of any act or omission of any Grantor or any of their Affiliates (as determined by a final, non-appealable judgment of a court of competent jurisdiction). To the extent that the undertakings to indemnify and hold harmless set forth in this Section 7.17 may be unenforceable in whole or in part because they are violative of any applicable Law or public policy, the Grantors shall contribute the maximum portion that they are permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Security Agreement (except to the extent such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of such Indemnitee), nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Security Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party for which such Indemnitee is otherwise entitled to indemnification pursuant to this Section 7.17). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.17 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 7.17 shall be paid within thirty (30) days after written demand therefor. The agreements in this Section 7.17 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 7.17 shall not apply to any Taxes governed by Sections 3.01 or 3.04 of the Credit Agreement, or any other relevant provision thereof. Notwithstanding the foregoing, each Indemnitee shall be obligated to refund and return promptly any and all amounts paid by any Loan Party or any of its Affiliates under this Section 7.17 to such Indemnitee for any such fees, expenses or damages to the extent such Indemnitee is not entitled to payment of such amounts in accordance with the terms hereof as determined by a final, non-appealable judgment of a court of competent jurisdiction.

Section 7.18 Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Security Agreement.

Section 7.19 Mortgages. In the case of a conflict between this Security Agreement and the Mortgages (if any) with respect to Collateral that is real property (including Fixtures), the Mortgages shall govern. In all other conflicts between this Security Agreement and the Mortgages, this Security Agreement shall govern.

ARTICLE VIII

NOTICES

Section 8.1 Sending Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth on Schedule 10.02 to the Credit Agreement.

Section 8.2 Change in Address for Notices. Each of the Grantors, the Collateral Agent and the Lenders may change the address or facsimile number for service of notice upon it by a notice in writing to the other parties.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

EHL MERGER SUB, LLC

By:	/s/ Rishi Chandna
Name: Rishi Chandna
Title: President and Secretary

ENSEMBLE RCM, LLC

By:	/s/ Judson Ivy
Name: Judson Ivy
Title: Chief Executive Officer

ENSEMBLE INTERMEDIATE, LLC

By:	/s/ Judson Ivy
Name: Judson Ivy
Title: Chief Executive Officer

ENSEMBLE HP, LLC

By:	/s/ Judson Ivy
Name: Judson Ivy
Title: Chief Executive Officer

[Ensemble – Pledge and Security Agreement]

COLLATERAL AGENT:

GOLDMAN SACHS BANK USA

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[Ensemble – Pledge and Security Agreement]

Execution Version

SCHEDULE I

Pledged Collateral

Pledged Collateral constituting Equity Interests

Issuer	Record Owner/Grantor	Certificate No. (if applicable)	Number of Shares/Interest Owned		Percentage of Total Equity Interests of Issuer Pledged
Ensemble RCM, LLC	Ensemble Intermediate, LLC	Not certificated	[	***]	[	***]
Ensemble HP, LLC	Ensemble RCM, LLC	Not certificated	[	***]	[	***]

Pledged Collateral constituting Promissory Notes, Tangible Chattel Paper and Instruments

1. None

EXHIBIT A

Form of Perfection Certificate

[See attached.]

PERFECTION CERTIFICATE

[•], 20[•]

Reference is made to (i) the Credit Agreement dated as of August 1, 2019 (the “Credit Agreement”) by and among EHL Merger Sub, LLC (the “Initial Borrower”) (which on the Closing Date shall be merged (“Merger”) with and into Ensemble RCM, LLC, a Delaware limited liability company (“RCM”, with RCM surviving such Merger as the “Borrower”)), the Borrower, Ensemble Intermediate, LLC, a limited liability company organized in the State of Delaware (“Holdings”), the other Guarantors party thereto, Goldman Sachs Bank USA, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”), Issuing Bank and Swingline Lender and the lenders from time to time party thereto and (ii) the Pledge and Security Agreement, dated as of August 1, 2019 (the “Security Agreement”), by and among the Initial Borrower, the Borrower, Holdings, the other Guarantors party thereto and the Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement, as applicable.

As of the Closing Date, the undersigned Responsible Officer of Holdings and the Borrower certifies, solely in respect of the Loan Parties, to the Collateral Agent and each other Secured Party as follows:

1. NAMES.

(a) The exact legal name of each Loan Party, as such name appears in its respective Organizational Documents, is set forth on Schedule 1(a).

(b) Each Loan Party is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is (i) the organizational identification number, if any, of each Loan Party that is a registered organization, (ii) the Federal Taxpayer Identification Number of each Loan Party, (iii) the jurisdiction of formation of each Loan Party, (iv) each other legal name each Loan Party has had in the past five years, together with the date of the relevant change, and (v) each other name used by any Loan Party on any filings with the Internal Revenue Service in the past five years.

(c) Except as set forth in Schedule 1(a), no Loan Party has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions of all or substantially all of the assets of a Person, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, included in Schedule 1(a) is the information required by Sections 1(a), 1(b)(i) and 1(b)(iii) of this certificate as to each acquiree or constituent party to a merger or consolidation. Except as set forth in Schedule 1(a), no Loan Party has changed its jurisdiction of organization at any time during the past four months.

2. CURRENT LOCATIONS.

The chief executive office of each Loan Party is located at the address set forth opposite its name in Schedule 2.

3. UNUSUAL TRANSACTIONS. EXCEPT PURSUANT TO ANY PURCHASE, MERGER, CONSOLIDATION, ACQUISITION OR OTHER TRANSACTION LISTED ON SCHEDULE 1(A) HEREOF, ALL COLLATERAL HAS BEEN ORIGINATED BY THE LOAN PARTIES AND ALL ASSETS HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS FROM A PERSON IN THE BUSINESS OF SELLING GOODS OF THAT KIND, EXCEPT FOR AS SET FORTH ON SCHEDULE 3.

4. STOCK OWNERSHIP AND OTHER EQUITY INTERESTS. ATTACHED HERETO AS SCHEDULE 4 IS A TRUE AND CORRECT LIST OF ALL THE ISSUED AND OUTSTANDING CAPITAL STOCK OWNED, BENEFICIALLY OR OF RECORD, BY THE BORROWER AND EACH OTHER LOAN PARTY THAT ARE REQUIRED TO BE PLEDGED UNDER THE SECURITY AGREEMENT.

5. DEBT INSTRUMENTS. ATTACHED HERETO AS SCHEDULE 5 IS A TRUE AND CORRECT LIST OF ALL PROMISSORY NOTES, INSTRUMENTS, TANGIBLE CHATTEL PAPER, ELECTRONIC CHATTEL PAPER AND OTHER EVIDENCE OF INDEBTEDNESS (OTHER THAN CHECKS TO BE DEPOSITED IN THE ORDINARY COURSE OF BUSINESS) HELD BY EACH LOAN PARTY THAT ARE REQUIRED TO BE PLEDGED UNDER THE SECURITY AGREEMENT.

6. INTELLECTUAL PROPERTY.

(a) Attached hereto as Schedule 6(a) is a true and correct list of all United States (i) issued and applied-for Patents filed with the USPTO, (ii) registered and applied-for Trademarks filed with the USPTO and (iii) registered Copyrights filed with the Copyright Office, in each case, owned by a Loan Party as of the date hereof (collectively, the “Registered Intellectual Property”), indicating for each such item, as applicable, the title, application and/or registration number, date of application and/or registration and the name of the current recorded owner.

(b) Attached hereto as Schedule 6(b) is a true and correct list of all of each Loan Party’s license agreements in which a Loan Party is, as of the date hereof, the exclusive licensee of any registered or applied-for United States Copyright filed with the Copyright Office.

7. COMMERCIAL TORT CLAIMS. ATTACHED HERETO AS SCHEDULE 7 IS A TRUE AND CORRECT LIST OF ALL COMMERCIAL TORT CLAIMS IN EXCESS OF $10,000,00 HELD BY EACH LOAN PARTY FOR WHICH SUCH LOAN PARTY HAS FILED A COMPLAINT (OR COUNTERCLAIM) IN A COURT OF COMPETENT JURISDICTION, INCLUDING A BRIEF DESCRIPTION THEREOF.

8. REAL PROPERTY.

(a) Schedule 8(a) sets forth a list of (i) all real property to be encumbered by a Mortgage, which real property includes all real property owned by each Loan Party with a fair market value in excess of $10,000,000 (such real property, the “Mortgaged Real Property”), (ii) the exact name of the Loan Party that owns such Mortgaged Real Property, (iii) if different from the name identified pursuant to clause (ii) above, the exact name of the current record owner of such Mortgaged Real Property reflected in the records of the filing, registration or recording office for such real property identified pursuant to the following clause, (iv) the filing, registration or recording office in which a Mortgage with respect to each Mortgaged Real Property must be filed, registered or recorded in order for the Collateral Agent to obtain a perfected security interest therein, and (v) common names, addresses and uses of each Mortgaged Real Property.

(b) Except as described in Schedule 8(b) attached hereto (i) no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the Mortgaged Real Property described in Schedule 8(a) and (ii) no Loan Party has any Leases which require the consent of any tenant or any other third party thereto to the Transactions.

9. OTHER COLLATERAL. ATTACHED HERETO AS SCHEDULE 9 IS A TRUE AND CORRECT LIST OF ALL AGREEMENTS AND CONTRACTS WITH ANY GOVERNMENTAL AUTHORITY, IF ANY, OWNED OR HELD BY EACH LOAN PARTY.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of the date first above written.

[GRANTOR]

By:
Name:
Title:

[Signature Page to Perfection Certificate]

Schedule 1(a)

Legal Names, Etc.

Loan Party (Exact Legal Name)	Type of Entity	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction of Organization	Other Legal Names and Changes in Identity or Corporate Structure in Past Five Years (and date of change)	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years

Schedule 2

Locations

Loan Party (Exact Legal Name)	Chief Executive Office or Place of Business (Current)

Schedule 3

Unusual Transactions

Schedule 4

Stock Ownership and Other Equity Interests

Name of Subsidiary (Issuer)	Beneficial/Record Owner	Certificate No.	No. Shares/Interest	Percentage Ownership of Subsidiary	Percentage Pledged

Schedule 5

Debt Instruments

1. Promissory Notes:

Payee	Payor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Yes/No]

2. Chattel Paper:

Description	Pledged [Yes/No]

3. Other evidence of indebtedness:

Description	Pledged [Yes/No]

Schedule 6(a)

Intellectual Property

(i) Issued and applied-for United States Patents:

Owner/Grantor	SR Ref. #	Type	Serial No.	Filing Date	Title	Status

(ii) Registered and applied-for United States Trademarks:

Owner/Grantor	Trademark	Registration No./Application No.	Application Number	Jurisdiction	Status	Registration Date/ Filing Date	Application Date

(iii) Registered United States Copyrights:

Claimant	Title	Registration No.	Registration Date

Schedule 6(b)

Exclusive License Agreements

Schedule 7

Commercial Tort Claims

Schedule 8(a)

Owned Real Property

Schedule 8(b)

Leases on Owned Real Property

Schedule 9

Contracts with Governmental Authorities

EXHIBIT B

Form of Joinder

[See attached.]

EXHIBIT B

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between [ ], a [] (the “New Subsidiary”), and GOLDMAN SACHS BANK USA, as administrative agent and as collateral agent (the “Agent”) under that certain Credit Agreement, dated as of August 1, 2019 (the “Closing Date”), among EHL MERGER SUB, LLC, a Delaware limited liability company (the “Initial Borrower”) (which on the Closing Date shall be merged (the “Merger”) with and into ENSEMBLE RCM, LLC, a Delaware limited liability company with the ENSEMBLE RCM, LLC surviving such merger as the “Borrower”), [ENSEMBLE INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, as Collateral Agent, as a Swing Line Lender and as an Issuing Bank, and the Lenders and the other parties from time to time party thereto (as amended, restated, amended and restated, refinanced, replaced, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Agent, for the benefit of the Secured Parties, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Grantor and a Subsidiary Party under the Pledge and Security Agreement, dated as of the Closing Date, among Holdings, the Initial Borrower, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, and the Agent (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Security Agreement”) for all purposes of the Security Agreement and shall have all of the obligations of a Grantor and a Subsidiary Party thereunder, including without limitation the grant pursuant to Article II of the Security Agreement of a security interest to the Agent. Without limiting the generality of the foregoing, the New Subsidiary hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, and to secure the prompt and complete payment and performance of all Secured Obligations, a security interest in all of its right, title and interest in, to and under all of the Collateral (as defined in Article II of the Security Agreement) of such Subsidiary Party, whether now owned or existing or hereafter created, acquired or arising and wherever located, all with the same force and effect as if the New Subsidiary were a signatory to the Security Agreement.

2. The New Subsidiary hereby agrees that each reference in the Security Agreement to a Grantor or a Subsidiary Party shall also mean and be a reference to the New Subsidiary.

3. Attached to this Agreement are a duly completed Schedule I to the Security Agreement, a Perfection Certificate in substantially the form of Exhibit A to the Security Agreement and, if applicable, Short-Form Intellectual Property Security Agreements in substantially the form of Exhibit C to the Security Agreement, in each case, with respect to the New Subsidiary (collectively, the “Supplemental Schedules”). The New Subsidiary represents and warrants that the information contained on each of the Supplemental Schedules with respect to such New Subsidiary and its properties and affairs is true, complete and accurate in all material respects as of the date hereof.

4. The New Subsidiary hereby waives acceptance by the Agent and the Secured Parties of this Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and that credit extensions under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements are made and maintained in reliance on this Agreement and the New Subsidiary’s joinder as a party to the Security Agreement as herein provided.

5. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Agreement.

6. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

GOLDMAN SACHS BANK USA, as Agent

By:
Name:
Title:

SCHEDULE I

Pledged Collateral

Pledged Collateral constituting Equity Interests

Issuer	Record Owner/Grantor	Certificate No. (if applicable)	Number of Shares/Interest Owned	Percentage of Total Equity Interests of Issuer Pledged

Pledged Collateral constituting Promissory Notes, Tangible Chattel Paper and Instruments

Grantor	Issuer	Initial Principal Amount	Date of Issuance	Maturity Date

Perfection Certificate

[See attached.]

Short-Form Intellectual Property Security Agreement(s)

[See attached.]

EXHIBIT C

Form of Short Form Intellectual Property Security Agreement

[See attached.]

EXHIBIT C

FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENTS

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is entered into as of [•], 20[ ], by and among [NAME OF GRANTOR] (“Grantor”) and GOLDMAN SACHS BANK USA, in its capacity as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor is party to a Pledge and Security Agreement, dated as of August 1, 2019 (as it may be from time to time amended, restated, amended and restated, replaced, supplemented or otherwise modified, the “Security Agreement”), in favor of the Collateral Agent pursuant to which Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under the Trademarks of Grantor listed on Schedule I attached hereto, together with all goodwill associated with such Trademarks (collectively, the “Trademark Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and should not be deemed to grant a broader security interest in the Trademark Collateral than what is granted by the Grantor to the Collateral Agent in the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement (and are expressly subject to the terms and conditions thereof). In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with its terms, the Collateral Agent shall execute, acknowledge, and deliver to Grantor, at Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Trademark Collateral under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Trademark Security Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

SECTION 6. GOVERNING LAW. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

Accepted and Agreed:

GOLDMAN SACHS BANK USA,

as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK COLLATERAL

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS:

Trademark	Application No.	Registration No.	Owner

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is entered into as of [•], 20[ ], by and among [NAME OF GRANTOR] (“Grantor”) and GOLDMAN SACHS BANK USA, in its capacity as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor is party to a Pledge and Security Agreement, dated as of August 1, 2019 (as it may be from time to time amended, restated, amended and restated, replaced, supplemented or otherwise modified, the “Security Agreement”), in favor of the Collateral Agent pursuant to which Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under the Patents of Grantor listed on Schedule I attached hereto (collectively, the “Patent Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and should not be deemed to grant a broader security interest in the Patent Collateral than what is granted by the Grantor to the Collateral Agent in the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement (and are expressly subject to the terms and conditions thereof). In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with its terms, the Collateral Agent shall execute, acknowledge, and deliver to Grantor, at Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Patent Collateral under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Patent Security Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

SECTION 6. GOVERNING LAW. THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

Accepted and Agreed:

GOLDMAN SACHS BANK USA,

as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT COLLATERAL

UNITED STATES ISSUED PATENTS AND PATENT APPLICATIONS:

Title	Application No.	Patent No.	Owner

COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (this “Copyright Security Agreement”) is entered into as of [•], 20[ ], by and among [NAME OF GRANTOR] (“Grantor”) and GOLDMAN SACHS BANK USA, in its capacity as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor is party to a Pledge and Security Agreement, dated as of August 1, 2019 (as it may be from time to time amended, restated, amended and restated, replaced, supplemented or otherwise modified, the “Security Agreement”), in favor of the Collateral Agent pursuant to which Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all Copyrights of Grantor listed on Schedule I attached hereto (collectively, the “Copyright Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and should not be deemed to grant a broader security interest in the Copyright Collateral than what is granted by the Grantor to the Collateral Agent in the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement (and are expressly subject to the terms and conditions thereof). In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with its terms, the Collateral Agent shall execute, acknowledge, and deliver to Grantor, at Grantor’s expense an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Copyright Collateral under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Copyright Security Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Copyright Security Agreement.

SECTION 6. GOVERNING LAW. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

Accepted and Agreed:

GOLDMAN SACHS BANK USA,

as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT COLLATERAL

UNITED STATES COPYRIGHT REGISTRATIONS:

Title	Application No.	App. Date	Owner

UNITED STATES COPYRIGHT APPLICATIONS:

Title	Registration No.	Reg. Date	Owner